NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

        Supplement to the Partners Portfolio dated October 16, 2000

PARTNERS PORTFOLIO

Partners Portfolio: The first paragraph under the heading "Management" is revised in the prospectus to read as follows:

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed the fund since 1998. He was a portfolio manager at another firm from 1993 to 1998.

The date of this supplement is October 16, 2000.


                        NEUBERGER BERMAN
                        Neuberger Berman Mangement Inc.
                        605 Third Avenue 2nd Floor
                        New York, NY  10158-0180